[photo--mountains]

                                                   Annual Report August 31, 2001
Oppenheimer
Enterprise Fund

                                                      [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Enterprise Fund seeks capital appreciation.

    CONTENTS

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Manager

 6  Fund Performance

12  Financial
    Statements

33  Independent
    Auditors' Report

34  Federal
    Income Tax
    Information

35  Officers and
    Trustees

Average Annual Total Returns*

          For the 1-Year Period
          Ended 8/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -57.56%      -60.00%
---------------------------------
Class B   -57.87       -59.76
---------------------------------
Class C   -57.86       -58.24
---------------------------------
Class Y   -57.48

*Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.
   To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.
   As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.
   In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.
   At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
John V. Murphy
September 24, 2001

[photo]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


1 | OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q How would you characterize Oppenheimer Enterprise Fund's performance during the 12-month period that ended August 31, 2001?

A. The Fund's performance suffered during the period as a result of a pronounced, broad-based downturn in growth-oriented stocks. Technology stocks were hit particularly hard, where we had allocated a relatively large percentage of the Fund's assets at the beginning of the period. While we are disappointed with these results, we believe the challenging investment environment that prevailed during the period represents a normal--and, indeed, healthy--part of the market cycle, and look forward to a return to more favorable conditions for growth-oriented stocks.

What made this such a challenging period?

The past year was characterized by a sharp reversal of the conditions that had supported growth stocks during the late 1990s and on into early 2000. At the beginning of the period, high interest rates and rising energy prices were causing U.S. economic growth to slow abruptly, with many companies reporting a near cessation of business activity. Fast-growing technology companies were particularly vulnerable to the resulting falloff in capital spending; many were left with growing inventories, shrinking orders and disappointing revenues and earnings. These conditions drove stock prices sharply lower, especially among the previously high-growth segments of the technology sector. Many of the dot-com businesses that had financed their growth on the basis of rising stock prices were unable to survive.

[photo]
Portfolio Management
Team (l to r)
Subrata Ghose
David Hyun(1)
(Portfolio Manager)

1. This interview was conducted with Mr. Hyun prior to his departure from OppenheimerFunds on September 14, 2001. Mr. James Turner, Vice President and Portfolio Manager with OppenheimerFunds, has been appointed Portfolio Manager of the Enterprise Fund effective Friday, September 21.


2 | OPPENHEIMER ENTERPRISE FUND

   This downward business trend continued even after interest rates and energy prices gradually eased beginning in January 2001. In most technology and telecommunications-related industries, sales remained slow in the face of reduced capital spending by business customers. On the other hand, consumer spending remained relatively strong, providing greater support for some consumer-related businesses.

How did you manage the Fund in light of these conditions?

We began the period with a much higher percentage of the Fund's assets invested in technology than most of our peers or our benchmark, the Russell 2000 Growth Index. Our investment discipline focuses on companies with accelerating rates of revenue and earnings growth--particularly where we see catalysts for future growth, such as new products, improving management or other positive business developments. As of late 2000, we found a majority of these companies in various areas of technology. However, as the period progressed, we shifted our focus to include companies we believed were growing at somewhat slower, but more sustainable rates. By emphasizing the quality of a company's revenues as well as the absolute magnitude of its growth, we better managed risk and volatility in the Fund, while remaining true to our aggressive growth-oriented investment strategy.
   Our emphasis on revenue quality led us to several investment opportunities in areas outside of technology. In healthcare, we found several companies that exhibited sustainable growth characteristics meeting our investment criteria. For example, Cardinal Health, Inc., one of our largest holdings, had achieved 57 consecutive quarters of greater-than-20% growth in revenue and earnings, as of August 31, 2001. Other healthcare holdings exemplify our focus on revenue acceleration and catalysts for future business growth. IDEC Pharmaceuticals Corp., for instance, is generating rapidly growing revenues for a recently approved cancer-fighting drug, and has other promising drugs in its

[callout]
Our investment discipline focuses on companies with accelerating rates of revenue and earnings growth, particularly where we see catalysts for future growth, such as new products, improving management or other positive business developments.


3 | OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

product pipeline. We also invested in several special situations in biotechnology where we believe positive clinical results or partnerships with major pharmaceutical firms are likely to drive growth. By the end of the period, healthcare had become the Fund's largest single area of investment.

What other sectors offered attractive, growth-oriented investment opportunities?

We identified a few, carefully selected investment opportunities in the retail sector among growing companies benefiting from relatively high levels of consumer spending. In particular, we focused on those we believed were well positioned to take advantage of major new-product introductions. For example, one of the Fund's largest holdings, Best Buy Company, Inc., is capitalizing on strong consumer demand for the latest generation of digital audio and video appliances.
   As interest rates fell during the period, we also found investment opportunities in the financial sector among companies that appeared likely to benefit from declining interest rates and a strong housing market. These included financial services companies and government agencies, such as Washington Mutual, Inc. and Freddie Mac (Federal Home Loan Mortgage Corp.).

What is your outlook for the coming months?

While the economic slowdown that marked the recent period is still in progress, falling interest rates are creating a more favorable environment for economic growth. We believe the Fund is now better positioned to weather the current slow-growth climate, and remains poised to benefit from a return to faster growth.
   When the economy does rebound, we believe the Fund's multi-cap structure will improve our prospects for taking advantage of growth opportunities among companies of all sizes. Prior to June 2000, the Fund had been limited to investments in companies with market capitalizations under $2.5 billion.

Average Annual
Total Returns

For the Periods Ended 9/30/01(1)

Class A        Since
1-Year  5-Year Inception
------------------------
-61.68% 1.12%  9.50%

Class B        Since
1-Year  5-Year Inception
------------------------
-61.47% 1.27%  9.68%

Class C        Since
1-Year  5-Year Inception
------------------------
-60.00% 1.60%  9.81%

Class Y        Since
1-Year  5-Year Inception
------------------------
-59.25% N/A    -15.70%

1. See Notes on page 10 for further details.


4 | OPPENHEIMER ENTERPRISE FUND

By lifting this restriction, we enhanced the Fund's ability to continue to hold stocks of successful companies as they grew. Equally important, we vastly expanded the number of stocks that the Fund could consider for new investment opportunities. The more companies we examine, the better our likelihood of identifying the best companies with the strongest managements in the fastest-growing industries. That's the approach that makes Oppenheimer Enterprise Fund part of The Right Way to Invest.

Sector Allocation(2)

[pie chart]
Healthcare        39.5%
  Healthcare/
  Drugs           27.5
  Healthcare/
  Supplies
  & Services      12.0
Consumer
Cyclicals         17.2
Technology        16.0
Consumer
Staples            9.8
Financial          8.6
Communication
Services           3.3
Capital Goods      2.9
Utilities          2.7

Top Five Common Stock Industries(3)
-----------------------------------------------------------
Healthcare/Drugs                                      21.6%
-----------------------------------------------------------
Retail: Specialty                                     10.5
-----------------------------------------------------------
Healthcare/Supplies & Services                         9.5
-----------------------------------------------------------
Diversified Financial                                  5.7
-----------------------------------------------------------
Education                                              4.8

Top Ten Common Stock Holdings(3)
-----------------------------------------------------------
IDEC Pharmaceuticals Corp.                             4.4%
-----------------------------------------------------------
King Pharmaceuticals, Inc.                             3.9
-----------------------------------------------------------
Lowe's Cos., Inc.                                      3.4
-----------------------------------------------------------
McKesson Corp.                                         2.9
-----------------------------------------------------------
Baxter International, Inc.                             2.5
-----------------------------------------------------------
Concord EFS, Inc.                                      2.4
-----------------------------------------------------------
IVAX Corp.                                             2.3
-----------------------------------------------------------
Kinder Morgan, Inc.                                    2.1
-----------------------------------------------------------
Freddie Mac                                            2.1
-----------------------------------------------------------
THQ, Inc.                                              2.0

2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of the Fund's common stock holdings.
3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.


5 | OPPENHEIMER ENTERPRISE FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended August 31, 2001, the performance of Oppenheimer Enterprise Fund suffered from the impact of slowing U.S. economic growth on technology stocks, which declined sharply. We responded by shifting our investment focus toward companies that appeared to offer sustainable rates of growth, rather than emphasizing companies offering only the highest potential rates of growth. As a result, we found fewer investment opportunities among technology stocks and more among other growth-oriented areas, such as healthcare, consumer cyclicals and financials. The Fund's portfolio allocations, management and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, B and C shares of the Fund from the inception date of November 7, 1995, and Class Y shares from the inception date of April 1, 1999, held until its fiscal year-end, August 31, 2001. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B and Class C shares.

6 | OPPENHEIMER ENTERPRISE FUND

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on The New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of mid-capitalization stocks.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.


7 | OPPENHEIMER ENTERPRISE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Enterprise Fund (Class A)   S&P 500 Index   Russell 2000 Index
11/7/95          9425                                   10000           10000
                10848                                   10438           10420
                12743                                   11104           11017
                16136                                   11669           12309
8/31/96         14590                                   11432           11398
                14185                                   13345           12141
                14423                                   14007           12400
                14200                                   15104           13166
8/31/97         17198                                   16077           14698
                17745                                   17149           14983
                18993                                   18907           16114
                19919                                   19734           15963
8/31/98         16226                                   17382           11847
                20007                                   21211           13992
                23831                                   22643           13835
                26670                                   23884           15534
8/31/99         29587                                   24301           15207
                41178                                   25642           16183
                58877                                   25299           20653
                35624                                   26385           17074
8/31/00         45826                                   28264           19336
                26665                                   24559           16089
                22968                                   23226           17175
                21521                                   23602           18045
8/31/01         19448                                   21375           17088

Average Annual Total Returns of Class A Shares of the Fund at 8/31/01(1)
1-Year -60.00%  5-Year 4.67%    Since Inception 12.12%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Enterprise Fund (Class B)   S&P 500 Index   Russell 2000 Index
11/7/95         10000                                   10000           10000
                11500                                   10438           10420
                13490                                   11104           11017
                17060                                   11669           12309
8/31/96         15390                                   11432           11398
                14940                                   13345           12141
                15151                                   14007           12400
                14893                                   15104           13166
8/31/97         18011                                   16077           14698
                18538                                   17149           14983
                19806                                   18907           16114
                20743                                   19734           15963
8/31/98         16853                                   17382           11847
                20755                                   21211           13992
                24680                                   22643           13835
                27568                                   23884           15534
8/31/99         30527                                   24301           15207
                42414                                   25642           16183
                60531                                   25299           20653
                36548                                   26385           17074
8/31/00         46928                                   28264           19336
                27255                                   24559           16089
                23438                                   23226           17175
                21918                                   23602           18045
8/31/01         19669                                   21375           17088

Average Annual Total Returns of Class B Shares of the Fund at 8/31/01(1)
1-Year -59.76%  5-Year 4.83%    Since Inception 12.33%


1. See Notes on page 10 for further details.


8 | OPPENHEIMER ENTERPRISE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Enterprise Fund (Class C)   S&P 500 Index   Russell 2000 Index
11/7/95         10000                                   10000           10000
                11500                                   10438           10420
                13490                                   11104           11017
                17050                                   11669           12309
8/31/96         15390                                   11432           11398
                14940                                   13345           12141
                15152                                   14007           12400
                14883                                   15104           13166
8/31/97         18001                                   16077           14698
                18528                                   17149           14983
                19807                                   18907           16114
                20733                                   19734           15963
8/31/98         16853                                   17382           11847
                20745                                   21211           13992
                24693                                   22643           13835
                27581                                   23884           15534
8/31/99         30541                                   24301           15207
                42452                                   25642           16183
                60582                                   25299           20653
                36587                                   26385           17074
8/31/00         46979                                   28264           19336
                27293                                   24559           16089
                23464                                   23226           17175
                21943                                   23602           18045
8/31/01         19795                                   21375           17088

Average Annual Total Returns of Class C Shares of the Fund at 8/31/01(1)
1-Year -58.24%  5-Year 5.16%    Since Inception 12.46%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Enterprise Fund (Class Y)   S&P 500 Index   Russell 2000 Index
4/1/99          10000                                   10000           10000
                10115                                   10142           11055
8/31/99         11234                                   10319           10822
                15649                                   10889           11517
                22407                                   10743           14698
                13570                                   11204           12151
8/31/00         17477                                   12002           13761
                10165                                   10429           11450
                 8760                                    9863           12223
                 8222                                   10022           12842
8/31/01          7432                                    9077           12161

Average Annual Total Returns of Class Y Shares of the Fund at 8/31/01(1) 1-Year -57.48% Since Inception -11.56%

The performance information for the S&P 500 Index and the Russell 2000 Index begins on 10/31/95 for Class A, B and C, and 3/31/99 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to the same scale.


9 | OPPENHEIMER ENTERPRISE FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/7/95. Class A returns include the current maximum initial sales charge of 5.75%. Class B shares of the Fund were first publicly offered on 11/7/95.

Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. Class C shares of the Fund were first publicly offered on 11/7/95.

Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01, therefore, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER ENTERPRISE FUND

Financials




11 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS   August 31, 2001

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--78.8%
----------------------------------------------------------------------------------
 Capital Goods--2.3%
----------------------------------------------------------------------------------
 Industrial Services--1.1%
 Corporate Executive Board Co.(1)                           125,000    $ 4,343,750
----------------------------------------------------------------------------------
 Manufacturing--1.2%
 Titan Corp. (The)(1)                                       275,000      5,101,250
----------------------------------------------------------------------------------
 Communication Services--2.6%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--1.6%
 Brocade Communications Systems, Inc.(1)                    175,000      4,208,750
----------------------------------------------------------------------------------
 Tellium, Inc.(1,2)                                         266,666      2,494,767
                                                                       -----------
                                                                         6,703,517

----------------------------------------------------------------------------------
 Telecommunications: Wireless--1.0%
 Sprint Corp. (PCS Group)(1)                                160,000      3,996,800
----------------------------------------------------------------------------------
 Consumer Cyclicals--13.6%
----------------------------------------------------------------------------------
 Consumer Services--1.2%
 Cendant Corp.(1)                                           260,000      4,958,200
----------------------------------------------------------------------------------
 Retail: Specialty--10.5%
 Barnes & Noble, Inc.(1)                                    135,000      5,463,450
----------------------------------------------------------------------------------
 Bed Bath & Beyond, Inc.(1)                                 190,000      5,481,500
----------------------------------------------------------------------------------
 Best Buy Co., Inc.(1)                                       65,000      3,833,700
----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                               125,000      6,125,000
----------------------------------------------------------------------------------
 Electronics Boutique Holdings Corp.(1)                     100,000      4,165,000
----------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                          375,000     13,950,000
----------------------------------------------------------------------------------
 Venator Group, Inc.(1)                                     225,000      4,038,750
                                                                       -----------
                                                                        43,057,400

----------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--1.9%
 Abercrombie & Fitch Co., Cl. A(1)                          150,000      4,551,000
----------------------------------------------------------------------------------
 Coach, Inc.(1)                                              83,000      3,012,900
                                                                       -----------
                                                                         7,563,900

----------------------------------------------------------------------------------
 Consumer Staples--7.7%
----------------------------------------------------------------------------------
 Education--4.8%
 Apollo Group, Inc., Cl. A(1)                               100,000      3,937,000
----------------------------------------------------------------------------------
 Career Education Corp.(1)                                   70,000      4,043,200
----------------------------------------------------------------------------------
 Corinthian Colleges, Inc.(1)                               170,000      6,689,500
----------------------------------------------------------------------------------
 Education Management Corp.(1)                               60,000      2,284,200
----------------------------------------------------------------------------------
 SmartForce plc, Sponsored ADR(1)                           100,000      2,901,000
                                                                       -----------
                                                                        19,854,900

----------------------------------------------------------------------------------
 Entertainment--2.9%
 Cheesecake Factory, Inc. (The)(1)                          120,000      3,648,000
----------------------------------------------------------------------------------
 THQ, Inc.(1)                                               155,000      8,238,250
                                                                       -----------
                                                                        11,886,250


12 | OPPENHEIMER ENTERPRISE FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Financial--6.8%
----------------------------------------------------------------------------------
 Diversified Financial--5.7%
 Concord EFS, Inc.(1)                                       190,000    $ 9,969,300
----------------------------------------------------------------------------------
 Doral Financial Corp.                                      141,900      4,677,024
----------------------------------------------------------------------------------
 Freddie Mac                                                135,000      8,488,800
                                                                       -----------
                                                                        23,135,124

----------------------------------------------------------------------------------
 Savings & Loans--1.1%
 Washington Mutual, Inc.                                    125,000      4,680,000
----------------------------------------------------------------------------------
 Healthcare--31.1%
----------------------------------------------------------------------------------
 Healthcare/Drugs--21.6%
 Andrx Group(1)                                              75,000      5,271,750
----------------------------------------------------------------------------------
 Biotech HOLDRs Trust                                        35,000      4,327,750
----------------------------------------------------------------------------------
 Cephalon, Inc.(1)                                          120,000      7,106,400
----------------------------------------------------------------------------------
 Charles River Laboratories International, Inc.(1)          204,000      7,282,800
----------------------------------------------------------------------------------
 Cubist Pharmaceuticals, Inc.(1)                            155,000      6,415,450
----------------------------------------------------------------------------------
 Forest Laboratories, Inc.(1)                               100,000      7,301,000
----------------------------------------------------------------------------------
 Gilead Sciences, Inc.(1)                                    60,000      3,642,600
----------------------------------------------------------------------------------
 IDEC Pharmaceuticals Corp.(1)                              307,500     18,225,525
----------------------------------------------------------------------------------
 IVAX Corp.(1)                                              275,000      9,256,500
----------------------------------------------------------------------------------
 King Pharmaceuticals, Inc.(1)                              366,666     15,858,305
----------------------------------------------------------------------------------
 Lilly (Eli) & Co.                                           50,000      3,881,500
                                                                       -----------
                                                                        88,569,580

----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--9.5%
 Allergan, Inc.                                              45,000      3,251,250
----------------------------------------------------------------------------------
 Baxter International, Inc.                                 200,000     10,320,000
----------------------------------------------------------------------------------
 Cardinal Health, Inc.                                       95,000      6,929,300
----------------------------------------------------------------------------------
 Caremark Rx, Inc.(1)                                       150,000      2,620,500
----------------------------------------------------------------------------------
 McKesson Corp.                                             300,000     11,775,000
----------------------------------------------------------------------------------
 Patterson Dental Co.(1)                                    115,000      3,943,350
                                                                       -----------
                                                                        38,839,400

----------------------------------------------------------------------------------
 Technology--12.6%
----------------------------------------------------------------------------------
 Computer Hardware--1.3%
 Taiwan Semiconductor Manufacturing Co. Ltd., ADR           420,000      5,451,600
----------------------------------------------------------------------------------
 Computer Services--2.8%
 Cerner Corp.(1)                                             85,000      4,121,650
----------------------------------------------------------------------------------
 First Data Corp.                                            65,000      4,280,250
----------------------------------------------------------------------------------
 Travelocity.com, Inc.(1)                                   125,000      2,990,000
                                                                       -----------
                                                                        11,391,900


13 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS   Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Computer Software--4.0%
 Advent Software, Inc.(1)                                   110,000   $  5,842,100
----------------------------------------------------------------------------------
 eBay, Inc.(1)                                               50,000      2,811,500
----------------------------------------------------------------------------------
 Peregrine Systems, Inc.(1)                                 300,000      7,854,000
                                                                      ------------
                                                                        16,507,600

----------------------------------------------------------------------------------
 Communications Equipment--0.6%
 Powerwave Technologies, Inc.(1)                            160,000      2,336,000
----------------------------------------------------------------------------------
 Electronics--3.9%
 Alpha Industries, Inc.(1)                                   70,000      2,223,200
----------------------------------------------------------------------------------
 Linear Technology Corp.                                    135,000      5,545,800
----------------------------------------------------------------------------------
 Novellus Systems, Inc.(1)                                   75,000      3,323,250
----------------------------------------------------------------------------------
 RF Micro Devices, Inc.(1)                                  185,000      4,710,100
                                                                      ------------
                                                                        15,802,350

----------------------------------------------------------------------------------
 Utilities--2.1%
----------------------------------------------------------------------------------
 Gas Utilities--2.1%
 Kinder Morgan, Inc.                                        155,000      8,618,000
                                                                      ------------
 Total Common Stocks (Cost $310,871,989)                               322,797,521

==================================================================================
 Preferred Stocks--2.0%

 Abgenix, Inc., PIPE(1,2)                                   100,000      2,847,150
----------------------------------------------------------------------------------
 Axsun Technologies, Inc., Cv., Series C(1,2,3)             514,139      2,910,027
----------------------------------------------------------------------------------
 Multiplex, Inc., Cv., Series C(1,2,3)                      543,478      1,331,521
----------------------------------------------------------------------------------
 PeopleFirst.com, Inc., 8% Cv., Series C(1,2)               467,290      1,000,001
                                                                      ------------
 Total Preferred Stocks (Cost $18,000,001)                               8,088,699

==================================================================================
 Other Securities--0.4%

 Nasdaq-100 Unit Investment Trust(1) (Cost $4,649,173)       50,000      1,831,500

                                                          Principal
                                                             Amount
==================================================================================
 Convertible Corporate Bonds and Notes--0.3%

 Kestrel Solutions, Inc., 5.50% Cv. Sub. Nts.,
 7/15/05(4) (Cost $3,000,000)                           $ 3,000,000      1,215,000

==================================================================================
 Repurchase Agreements--18.1%

 Repurchase agreement with Banque Nationale De Paris,
 3.63%, dated 8/31/01, to be repurchased at $74,270,944
 on 9/4/01, collateralized by U.S. Treasury Nts.,
 5.50%-7.50%, 11/15/01-1/31/03, with a value of
 $75,896,553 (Cost $74,241,000)                          74,241,000     74,241,000
----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $410,762,163)               99.6%   408,173,720
----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.4      1,645,860
                                                        --------------------------
 Net Assets                                                   100.0%  $409,819,580
                                                        ==========================


14 | OPPENHEIMER ENTERPRISE FUND

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2001, amounts to $4,241,548. Transactions during the period in which the issuer was an affiliate are as follows:

                             Shares                               Shares     Unrealized
                         August 31,       Gross        Gross  August 31,   Appreciation
                               2000   Additions   Reductions        2001  (Depreciation)
----------------------------------------------------------------------------------------
Axsun Technologies, Inc.,
Cv., Series C                    --     514,139           --     514,139    $(3,089,975)
Multiplex, Inc., Cv., Series C   --     543,478           --     543,478     (2,668,477)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,215,000 or 0.30% of the Fund's net assets as of August 31, 2001.

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF ASSETS AND LIABILITIES     August 31, 2001

==================================================================================
 Assets

 Investments, at value (including repurchase agreement
   of $74,241,000)--see accompanying statement:
 Unaffiliated companies (cost $400,762,163)                           $403,932,172
 Affiliated companies (cost $10,000,000)                                 4,241,548
                                                                      ------------
                                                                       408,173,720
----------------------------------------------------------------------------------
 Cash                                                                       20,080
----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                        2,345,592
 Shares of beneficial interest sold                                        591,619
 Interest                                                                   88,983
 Other                                                                      73,627
                                                                      ------------
 Total assets                                                          411,293,621

==================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                    991,949
 Distribution and service plan fees                                        169,814
 Transfer and shareholder servicing agent fees                             110,268
 Shareholder reports                                                        94,208
 Trustees' compensation                                                     69,573
 Other                                                                      38,229
                                                                      ------------
 Total liabilities                                                       1,474,041

==================================================================================
 Net Assets                                                           $409,819,580
                                                                      ============
==================================================================================
 Composition of Net Assets

 Paid-in capital                                                      $682,146,481
----------------------------------------------------------------------------------
 Accumulated net investment loss                                           (64,975)
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions      (269,673,483)
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments              (2,588,443)
                                                                      ------------
 Net Assets                                                           $409,819,580
                                                                      ============


16 | OPPENHEIMER ENTERPRISE FUND

===========================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $233,045,476 and 15,616,588 shares of beneficial interest outstanding)              $14.92
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                     $15.83
-------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $125,772,237
 and 8,874,694 shares of beneficial interest outstanding)                            $14.17
-------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,468,301
 and 1,795,043 shares of beneficial interest outstanding)                            $14.19
-------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred
 sales charge) and offering price per share (based on net assets of $83,278          $14.90
 and 5,591 shares of beneficial interest outstanding)
-------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $25,450,288 and 1,691,388 shares of beneficial interest outstanding)      $15.05

 See accompanying Notes to Financial Statements.


17 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001

==================================================================================
 Investment Income

 Interest                                                            $   2,522,548
----------------------------------------------------------------------------------
 Dividends                                                                 756,021
                                                                     -------------
 Total income                                                            3,278,569

==================================================================================
 Expenses

 Management fees                                                         4,458,148
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   837,162
 Class B                                                                 1,815,008
 Class C                                                                   374,708
 Class N                                                                        30
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 1,109,719
 Class B                                                                   570,773
 Class C                                                                   117,668
 Class N                                                                        28
 Class Y                                                                   206,139
----------------------------------------------------------------------------------
 Shareholder reports                                                       347,715
----------------------------------------------------------------------------------
 Trustees' compensation                                                     16,202
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 6,502
----------------------------------------------------------------------------------
 Other                                                                      85,064
                                                                     -------------
 Total expenses                                                          9,944,866
 Less reduction to custodian expenses                                       (6,502)
                                                                     -------------
 Net expenses                                                            9,938,364

==================================================================================
 Net Investment Loss                                                    (6,659,795)

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                (269,647,567)
 Closing and expiration of option contracts written                        321,623
                                                                     -------------
 Net realized gain (loss)                                             (269,325,944)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments  (349,117,778)
                                                                     -------------
 Net realized and unrealized gain (loss)                              (618,443,722)

==================================================================================
 Net Decrease in Net Assets Resulting from Operations                $(625,103,517)
                                                                     =============

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER ENTERPRISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended August 31,                                         2001            2000
===================================================================================
 Operations

 Net investment income (loss)                        $   (6,659,795) $   (6,070,756)
-----------------------------------------------------------------------------------
 Net realized gain (loss)                              (269,325,944)     88,824,543
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation)                                        (349,117,778)    249,914,726
                                                     ------------------------------
 Net increase (decrease) in net assets resulting
 from operations                                       (625,103,517)    332,668,513

===================================================================================
 Dividends and/or Distributions to Shareholders

 Distributions from net realized gain:
 Class A                                                (41,594,001)    (23,177,690)
 Class B                                                (21,675,013)    (13,063,885)
 Class C                                                 (4,490,150)     (2,677,972)
 Class N                                                         --              --
 Class Y                                                 (5,908,153)     (3,045,611)

===================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                  6,275,420     122,904,996
 Class B                                                 17,232,380      29,118,541
 Class C                                                  2,731,474       6,569,570
 Class N                                                     86,685              --
 Class Y                                                 (9,857,618)     47,056,135

===================================================================================
 Net Assets

 Total increase (decrease)                             (682,302,493)    496,352,597
-----------------------------------------------------------------------------------
 Beginning of period                                  1,092,122,073     595,769,476
                                                     ------------------------------
 End of period (including accumulated net investment
 loss of $64,975 and $68,065, respectively)          $  409,819,580  $1,092,122,073
                                                     ==============================

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS

 Class A       Year Ended August 31,                  2001         2000         1999        1998        1997
=================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $  39.08     $  26.37     $  14.72     $ 16.98     $ 15.48
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.18)        (.15)        (.11)       (.14)       (.09)
 Net realized and unrealized gain (loss)             (21.40)       14.52        12.08        (.75)       2.66
                                                   --------------------------------------------------------------
 Total income (loss) from
 investment operations                               (21.58)       14.37        11.97        (.89)       2.57
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                 (2.58)       (1.66)        (.32)      (1.37)      (1.07)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $  14.92     $  39.08     $  26.37     $ 14.72     $ 16.98
                                                   ==============================================================

=================================================================================================================
 Total Return, at Net Asset Value(1)                 (57.56)%      54.89%       82.34%      (5.65)%     17.88%
=================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $233,045     $624,971     $335,682     $74,456     $52,455
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $357,113     $563,739     $182,121     $72,059     $42,895
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                  (0.81)%      (0.37)%      (0.47)%     (0.81)%     (1.18)%
 Expenses                                              1.33%        1.24%        1.48%       1.48%(3)    1.50%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                160%         142%         134%        182%        142%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements.


20 | OPPENHEIMER ENTERPRISE FUND

 Class B        Year Ended August 31,               2001          2000          1999       1998       1997
=================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period             $  37.57     $  25.58     $  14.38     $ 16.75     $ 15.39
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.30)        (.39)        (.11)       (.15)       (.18)
 Net realized and unrealized gain (loss)            (20.52)       14.04        11.63        (.85)       2.61
                                                  ---------------------------------------------------------------
 Total income (loss) from
 investment operations                              (20.82)       13.65        11.52       (1.00)       2.43
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                (2.58)       (1.66)        (.32)      (1.37)      (1.07)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $  14.17     $  37.57     $  25.58     $ 14.38     $ 16.75
                                                  ===============================================================

=================================================================================================================
 Total Return, at Net Asset Value(1)                (57.87)%      53.73%       81.14%      (6.43)%     17.03%
 =================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $125,772     $310,972     $189,699     $43,570     $25,856
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $181,217     $294,487     $107,124     $39,003     $20,410
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                 (1.58)%      (1.13)%      (1.22)%     (1.58)%     (1.96)%
 Expenses                                             2.10%        2.00%        2.23%       2.26%(3)    2.27%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               160%         142%         134%        182%        142%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS Continued

 Class C       Year Ended August 31,                 2001        2000         1999      1998       1997
=============================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $ 37.61     $ 25.59     $ 14.38     $16.74     $15.39
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.32)       (.39)       (.10)      (.16)      (.18)
 Net realized and unrealized gain (loss)            (20.52)      14.07       11.63       (.83)      2.60
                                                   ----------------------------------------------------------
 Total income (loss) from
 investment operations                              (20.84)      13.68       11.53       (.99)      2.42
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                (2.58)      (1.66)       (.32)     (1.37)     (1.07)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 14.19     $ 37.61     $ 25.59     $14.38     $16.74
                                                   ==========================================================

=============================================================================================================
 Total Return, at Net Asset Value(1)                (57.86)%     53.83%      81.22%     (6.38)%    16.97%
=============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $25,468     $64,522     $39,083     $8,746     $5,653
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $37,410     $60,868     $21,790     $7,908     $4,539
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                                 (1.57)%     (1.13)%     (1.22)%    (1.58)%    (1.96)%
 Expenses                                             2.10%       2.00%       2.22%      2.26%(3)   2.27%(3)
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               160%        142%        134%       182%       142%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER ENTERPRISE FUND

                                                         Period Ended
 Class N                                           August 31, 2001(1)
=====================================================================
 Per Share Operating Data
 Net asset value, beginning of period                          $17.74
---------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                             (.01)
 Net realized and unrealized gain (loss)                        (2.83)
                                                                -----
 Total income (loss) from investment operations                 (2.84)
---------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                              --
---------------------------------------------------------------------
 Net asset value, end of period                                $14.90
                                                               ======

=====================================================================
 Total Return, at Net Asset Value(2)                           (16.01)%
=====================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                      $   83
---------------------------------------------------------------------
 Average net assets (in thousands)                             $   12
---------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                            (0.94)%
 Expenses                                                        1.75%
---------------------------------------------------------------------
 Portfolio turnover rate                                          160%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y        Year Ended August 31,                 2001        2000       1999(1)
=====================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $ 39.32     $ 26.41     $ 23.51
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.09)       (.04)         --(2)
 Net realized and unrealized gain (loss)            (21.60)      14.61        2.90
                                                   ----------------------------------
 Total income (loss) from investment operations     (21.69)      14.57        2.90
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                (2.58)      (1.66)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 15.05     $ 39.32     $ 26.41
                                                   ==================================
 Total Return, at Net Asset Value(3)                (57.48)%     55.58%      12.34%
=====================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $25,450     $91,656     $31,306
=====================================================================================
 Average net assets (in thousands)                 $49,978     $80,415     $11,731
 Ratios to average net assets:(4)
 Net investment income                               (0.67)%      0.04%       0.09%
 Expenses                                             1.20%       0.91%       0.96%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                               160%        142%        134%

1. For the period from April 1, 1999 (inception of offering) to August 31, 1999.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


25 | OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                    Expiring
                    ------------------------------------
                      2009                   $46,931,758

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were decreased by $1,281 and payments of $1,809 were made to retired trustees, resulting in an accumulated liability of $64,975 as of August 31, 2001.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


26 | OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect decrease in paid-in capital of $6,909,660, a decrease in accumulated net investment loss of $6,662,885, and a decrease in accumulated net realized loss on investments of $246,775. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


27 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended August 31, 2001(1)   Year Ended August 31, 2000
                                Shares        Amount          Shares        Amount
---------------------------------------------------------------------------------------
 Class A
 Sold                         6,565,975    $139,225,411     5,918,855    $223,036,553
 Dividends and/or
 distributions reinvested     1,646,298      38,062,419       568,512      20,864,644
 Redeemed                    (8,587,431)   (171,012,410)   (3,224,369)   (120,996,201)
                             ----------------------------------------------------------
 Net increase (decrease)       (375,158)   $  6,275,420     3,262,998    $122,904,996
                             ==========================================================

---------------------------------------------------------------------------------------
 Class B
 Sold                         2,055,474    $ 44,200,059     1,705,197    $ 59,299,313
 Dividends and/or
 distributions reinvested       899,773      19,858,000       343,627      12,191,391
 Redeemed                    (2,357,466)    (46,825,679)   (1,187,431)    (42,372,163)
                             ----------------------------------------------------------
 Net increase (decrease)        597,781    $ 17,232,380       861,393    $ 29,118,541
                             ==========================================================

---------------------------------------------------------------------------------------
 Class C
 Sold                         1,082,879    $ 20,874,036       377,829    $ 13,321,272
 Dividends and/or
 distributions reinvested       186,299       4,117,226        71,972       2,555,962
 Redeemed                    (1,189,736)    (22,259,788)     (261,267)     (9,307,664)
                             ----------------------------------------------------------
 Net increase (decrease)         79,442    $  2,731,474       188,534    $  6,569,570
                             ==========================================================

---------------------------------------------------------------------------------------
 Class N
 Sold                             5,591    $     86,685            --      $       --
 Dividends and/or
 distributions reinvested            --              --            --              --
 Redeemed                            --              --            --              --
                             ----------------------------------------------------------
 Net increase (decrease)          5,591    $     86,685            --      $       --
                             ==========================================================

---------------------------------------------------------------------------------------
 Class Y
 Sold                         2,848,211    $ 61,005,601     4,147,939    $162,964,713
 Dividends and/or
 distributions reinvested       254,004       5,908,153        82,761       3,045,610
 Redeemed                    (3,741,993)    (76,771,372)   (3,084,977)   (118,954,188)
                             ----------------------------------------------------------
 Net increase (decrease)       (639,778)   $ (9,857,618)    1,145,723    $ 47,056,135
                             ==========================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $953,478,879 and $1,069,604,024, respectively.


28 | OPPENHEIMER ENTERPRISE FUND

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $414,024,197 was:

          Gross unrealized appreciation               $ 33,760,743
          Gross unrealized depreciation                (39,611,220)
                                                       -----------
          Net unrealized appreciation (depreciation)  $ (5,850,477)
                                                      ============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. Starting January 1, 2001, the rate was revised to be 0.60% of average net assets over $800 million to $1.5 billion and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.71%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A      Commissions          Commissions        Commissions         Commissions
                    Front-End       Front-End       on Class A           on Class B         on Class C          on Class N
                Sales Charges   Sales Charges           Shares               Shares             Shares              Shares
                   on Class A     Retained by      Advanced by          Advanced by        Advanced by         Advanced by
 Year Ended            Shares     Distributor      Distributor(1)       Distributor(1)     Distributor(1)      Distributor(1)
------------------------------------------------------------------------------------------------------------------------------
 August 31, 2001   $1,067,201        $271,756         $192,882           $1,250,272            $89,421                $857

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                        Class A            Class B             Class C            Class N
                     Contingent         Contingent          Contingent         Contingent
                       Deferred           Deferred            Deferred           Deferred
                  Sales Charges      Sales Charges       Sales Charges      Sales Charges
                    Retained by        Retained by         Retained by        Retained by
 Year Ended         Distributor        Distributor         Distributor        Distributor
-----------------------------------------------------------------------------------------
 August 31, 2001         $7,859           $299,023              $8,841                $--

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


29 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $837,162, all of which were paid by the Distributor to recipients, and included $41,263 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                           Distributor's
                                                         Distributor's         Aggregate
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                        Total Payments   Amount Retained      Expenses     of Net Assets
                            Under Plan    by Distributor     Under Plan         of Class
-----------------------------------------------------------------------------------------
 Class B Plan               $1,815,008        $1,424,430    $2,214,270              1.76%
 Class C Plan                  374,708            46,679       258,785              1.02
 Class N Plan                       30                15            --                --


30 | OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2001, was as follows:

                                                                      Call Options
                                                          --------------------------
                                                          Number of      Amount of
                                                          Contracts       Premiums
-------------------------------------------------------------------------------------
 Options outstanding as of August 31, 2000                       --      $      --
 Options written                                              1,000        515,117
 Options closed or expired                                     (500)      (321,623)
 Options exercised                                             (500)      (193,494)
                                                          --------------------------
 Options outstanding as of August 31, 2001                       --      $      --
                                                          ==========================


31 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of August 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 2001, was $10,583,465, which represents 2.58% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                               Unrealized
                                               Acquisition                 Valuation as of   Appreciation
 Security                                            Dates          Cost   August 31, 2001  (Depreciation)
------------------------------------------------------------------------------------------------------------
 Stocks and Warrants
 Abgenix, Inc., PIPE                               11/3/00    $7,000,000        $2,847,150    $(4,152,850)
 Axsun Technologies, Inc., Cv., Series C          12/13/00     6,000,002         2,910,027     (3,089,975)
 Multiplex, Inc., Cv., Series C                     2/9/01     3,999,998         1,331,521     (2,668,477)
 PeopleFirst.com, Inc., 8% Cv., Series C            2/9/00     1,000,001         1,000,001             --
 Tellium, Inc.                                     9/20/00     3,999,990         2,494,767     (1,505,223)

--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended or at August 31, 2001.


32 | OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Enterprise Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Enterprise Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Enterprise Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
September 24, 2001


33 | OPPENHEIMER ENTERPRISE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $2.5807 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 7, 2000, of which $1.4730 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      None of the dividends paid by the Fund during the year ended August 31, 2001, are eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


34 | OPPENHEIMER ENTERPRISE FUND

OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Jim Turner, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of             The Bank of New York
Portfolio Securities

--------------------------------------------------------------------------------
Independent Auditors     KPMG LLP

--------------------------------------------------------------------------------
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924.

          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

35 | OPPENHEIMER ENTERPRISE FUND

OPPENHEIMERFUNDS FAMILY

Global Equity           Developing Markets Fund                      Global Fund
                        International Small Company Fund             Quest Global Value Fund
                        Europe Fund                                  Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------
 Equity                 Stock                                        Stock & Bond
                        Emerging Technologies Fund                   Quest Opportunity Value Fund
                        Emerging Growth Fund                         Total Return Fund
                        Enterprise Fund                              Quest Balanced Value Fund
                        Discovery Fund                               Capital Income Fund
                        Main Street(R) Small Cap Fund                Multiple Strategies Fund
                        Small Cap Value Fund(1)                      Disciplined Allocation Fund
                        MidCap Fund                                  Convertible Securities Fund
                        Main Street(R) Opportunity Fund              Specialty
                        Growth Fund                                  Real Asset Fund(R)
                        Capital Appreciation Fund                    Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund
                        Large Cap Growth Fund
                        Value Fund(2)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------
 Income                 Taxable                                      Municipal
                        International Bond Fund                      California Municipal Fund(4)
                        High Yield Fund                              Florida Municipal Fund(4)
                        Champion Income Fund                         New Jersey Municipal Fund(4)
                        Strategic Income Fund                        New York Municipal Fund(4)
                        Bond Fund                                    Pennsylvania Municipal Fund(4)
                        Senior Floating Rate Fund                    Municipal Bond Fund
                        U.S. Government Trust                        Intermediate Municipal Fund
                        Limited-Term Government Fund
                        Capital Preservation Fund(3)
                        Rochester Division
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                        Stock & Bond
                        Mercury Advisors Focus Growth Fund           QM Active Balanced Fund(3)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R) Index Fund(3)
---------------------------------------------------------------------------------------------------------
 Money Market(6)        Money Market Fund                            Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


36 | OPPENHEIMER ENTERPRISE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website -- we're here to help.

Internet 24-hr access to account information and transactions(2) www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OENAX  Class B: OENBX  Class C: OENCX  Class N: OENNX  Class Y: OENYX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


RA0885.001.0801   October 30, 2001                     OppenheimerFunds(R) Logo
                                                       Distributor, Inc.